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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  APRIL 5, 1995


                            POWERHOUSE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


      COLORADO                      0-11546                84-0832977
  (State or other               (Commission File       (I.R.S. Employer
  jurisdiction of                   Number)           Identification No.)
  incorporation)


           1624 MARKET STREET, SUITE 303, DENVER, COLORADO  80202
             (Address of principal executive offices)(Zip Code)



      Registrant's telephone number, including area code: (303) 595-8555



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 5, 1996, Powerhouse Resources, Inc. (the Company) exchanged its 100% ownership of a subsidiary, Crescent Oil & Gas Corporation, for shares of non-voting, convertible preferred stock of Monument Resources, Inc. ("Monument") of Castle Rock, Colorado. The actual number of shares of Monument preferred stock the Company receives will vary from 3,000,000 to 4,600,000 depending on certain factors. However, the Preferred Stock contains no voting rights and therefore Powerhouse does not presently exercise voting control of the Company.

     Under the terms of the Agreement, Monument has agreed to file a registration statement under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable (on a one-for-one basis) upon the conversion of the Preferred Stock to enable Powerhouse to sell such shares of Common Stock or make a pro rata distribution of such Common Stock to the shareholders of Powerhouse, which is a publicly held company.

     Pursuant to the terms of the Agreement, effective on the closing of the acquisition, Monument's Board of Directors was expanded to six (6) persons, and the following persons are now Directors of Monument:

     A.G. Foust (1)
     Stewart A. Jackson (1)
     John J. Womack (1)
     Dennis C. Dowd (2)
     Hunter G. Swanson (2)
____________________
(1) Continuing Directors of Monument
(2) Designees of Powerhouse.

     The sixth director will be selected by the five persons named above.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement which is filed as Exhibit (2) hereto, and is incorporated herein by this reference.




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ITEM 6.  BOARD OF DIRECTOR CHANGES.

     On April 19, 1996, the Board of Directors of Powerhouse Resources, Inc. accepted the resignations of John Mottram as a member of the Board of Directors and from his executive position as Financial Director. The Board of Directors also accepted the resignation of Malcolm Stone from each executive position of Powerhouse, from the Board of Directors of Powerhouse Electric Ltd. (a wholly owned subsidiary), and from the Board of Crescent Oil & Gas Corporation (formerly a wholly owned subsidiary).

     On April 19, 1996, the Board of Directors unanimously elected Robert Roth, Esq. to the Board of Powerhouse.

     Dennis C. Dowd was elected as Chief Executive Officer of Powerhouse.

     Hunter Swanson was elected as Chief Financial Officer of Powerhouse.

     No letters of disagreement within the meaning of Item 6 of Form 8-K have been filed with Powerhouse by either Mr. Stone or Mr. Mottram.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT.

     a) Financial Statements required by this Item are not yet available and will be filed by amendment on or before June 5, 1996.

     b) Pro-forma financial information required by Article 11 of Regulation S-X is not yet available and will be filed by amendment on or before June 5, 1996.

     c)   Exhibit -

          2    Agreement and Plan of Reorganization among Powerhouse Resources
Inc., Crescent Oil & Gas Corporation and Monument Resources, Inc.

          2(a) Addendum to Agreement and Plan of Reorganization dated March 22, 1996.




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              POWERHOUSE RESOURCES, INC.


                              By:     /s/  DENNIS C. DOWD
                                 --------------------------------
                                   Dennis C. Dowd, President


Date:     April 29, 1996



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